Exhibit 99.28(h)(xxxv)

AMENDED AND RESTATED EXHIBIT A

This AMENDED AND RESTATED EXHIBIT A dated as of January 13, 2025 is Exhibit A to the Administration and Accounting Services Agreement, dated as of April 3, 2006, by and between The Bank of New York Mellon and Old Westbury Funds, Inc.

PORTFOLIOS

Old Westbury All Cap Core Fund

Old Westbury Large Cap Strategies Fund

Old Westbury Fixed Income Fund

Old Westbury Municipal Bond Fund

Old Westbury Small & Mid Cap Strategies Fund

Old Westbury California Municipal Bond Fund

Old Westbury New York Municipal Bond Fund

Old Westbury Credit Income Fund

Old Westbury Short-Term Bond Fund

Old Westbury Total Equity Fund*

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Exhibit A to be executed by their respective officers as of the date first written above.

OLD WESTBURY FUNDS, INC.

By:	/s/ David W. Rossmiller
Name:	David W. Rossmiller
Title:	President and Chief Executive Officer

THE BANK OF NEW YORK MELLON

By:	/s/ Timothy Hornbrook
Name:	Timothy Hornbrook
Title:	Senior Director

* Servicing to commence on or about February 14, 2025.

Exhibit 99.28(h)(xxxv)

AMENDED AND RESTATED EXHIBIT C

This AMENDED AND RESTATED EXHIBIT C dated January 13, 2025 is Exhibit C to the Administration and Accounting Services Agreement, dated as of April 3, 2006, by and between The Bank of New York Mellon and Old Westbury Funds, Inc.

LIST OF FAIR VALUE PORTFOLIOS

Old Westbury All Cap Core Fund

Old Westbury Large Cap Strategies Fund

Old Westbury Fixed Income Fund

Old Westbury Municipal Bond Fund

Old Westbury Small & Mid Cap Strategies Fund

Old Westbury California Municipal Bond Fund

Old Westbury New York Municipal Bond Fund

Old Westbury Credit Income Fund

Old Westbury Short-Term Bond Fund

Old Westbury Total Equity Fund*

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Exhibit C to be executed by their respective officers as of the date first written above.

OLD WESTBURY FUNDS, INC.

By:	/s/ David W. Rossmiller
Name:	David W. Rossmiller
Title:	President and Chief Executive Officer

THE BANK OF NEW YORK MELLON

By:	/s/ Timothy Hornbrook
Name:	Timothy Hornbrook
Title:	Senior Director

* Servicing expected to commence on or about February 14, 2025.